Exhibit 10.23

AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is entered into effective as of August 12, 2016, by and among Energous Corporation, a Delaware corporation (the “Company”), Ascend Legend Master Fund, Ltd., an exempted company formed under the laws of the Cayman Islands (“Ascend”), and the investors who are signatories hereto (each, a “Purchaser” and collectively, the “Purchasers”). This Amendment amends the Securities Purchase Agreement dated as of August 9, 2016 by and between the Company and Ascend (the “Purchase Agreement”). All capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the Purchase Agreement.

Recitals:

WHEREAS, pursuant to the Purchase Agreement, Ascend agreed to purchase, and the Company agreed to sell and issue to Ascend, upon the terms and subject to the conditions stated in the Purchase Agreement, (i) an aggregate of up to 1,618,123 shares of the Company’s common stock (“Common Stock”) and (ii) warrants to purchase an aggregate of up to 1,618,123 shares of the Company’s Common Stock (“Warrants”) at an exercise price of $23.00 per share.

WHEREAS, the Company and Ascend wish to amend the Purchase Agreement such that the Company instead agrees to sell and issue (i) warrants to purchase up to 809,062 shares of Common Stock to The Kingdom Trust Company, Custodian, FBO Emily T Fairbairn Roth IRA (7465812820) (“EF IRA”) and (ii) warrants to purchase up to 809,061 shares of Common Stock to The Kingdom Trust Company, Custodian, FBO Malcolm P Fairbairn Roth IRA (9510281370) (“MF IRA”), in lieu of the sale and issuance to Ascend of warrants to purchase 1,618,123 shares of the Company’s Common Stock, upon the terms and subject to the conditions stated in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            The Preamble of the Purchase Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

“THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is dated as of August 9, 2016, by and among Energous Corporation, a Delaware corporation (the “Company”) and Ascend Legend Master Fund, Ltd., an exempted company formed under the laws of the Cayman Islands (“Ascend”), The Kingdom Trust Company, Custodian, FBO Emily T Fairbairn Roth IRA (7465812820) (“EF IRA”), and The Kingdom Trust Company, Custodian, FBO Malcolm P Fairbairn Roth IRA (9510281370) ( “MF IRA,” and collectively with Ascend and EF IRA, the “Investor”).

2.            Section B of the Background of the Purchase Agreement is hereby deleted and the following recital is hereby inserted in lieu thereof:

“Ascend wishes to purchase, and the Company wishes to sell and issue to Ascend, upon the terms and subject to the conditions stated in this Agreement, an aggregate of up to 1,618,123 shares of the Common Stock, for the purchase price specified in Exhibit A (as adjusted by any stock split, dividend or other distribution, recapitalization or similar event, the “Shares”). EF IRA and MF IRA each wish to purchase, and the Company wishes to sell and issue to EF IRA and MF IRA, upon the terms and subject to the conditions stated in this Agreement, warrants to purchase an aggregate of up to 1,618,123 shares (subject to adjustment as described in the Warrants) of Common Stock (the “Warrants”) in the form attached hereto as Exhibit B, for the purchase price specified in Exhibit A, which Warrants shall be exercisable at any time on or after the date which is six months and one day after the date hereof and have an exercise price equal to $23.00 per share (subject to adjustment as described in the Warrants) (“Exercise Price”) and a term of exercise of five (5) years from and after the Closing (as defined below).”

3.            Section 2.2 of the Purchase Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

“2.2           Closing.

(a)          At the Closing, the Company shall deliver to each Investor (i) the Shares and Warrants, registered in the name of such Investor as indicated on Exhibit A and (ii) a certificate, in the form set forth on Exhibit C, executed by the secretary of the Company and dated as of the Closing Date, as to the Certificate of Incorporation, by-laws, foreign qualification, incumbency of the Company’s officers and good standing of the Company and the resolutions adopted by the Company’s Board of Directors (the “Board”) authorizing the transactions contemplated by the Transaction Documents.

(b)          At the Closing, the Investors shall deliver the Purchase Price to the Company by wire transfer of immediately available funds to an account specified by the Company in writing.”

4.            The Purchasers certify that at the time the Purchasers were offered the Warrants, and at the date hereof, each is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”) or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchasers further covenant that each will be subject to and comply with the terms and conditions as set forth in the Purchase Agreement.

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5.            Exhibit A of the Purchase Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

Exhibit A
SECURITIES PURCHASED

Investor	Common Stock	Warrants	Purchase Price
Ascend Legend Master Fund, Ltd.	1,618,123		$19,797,734.63
The Kingdom Trust Company, Custodian, FBO Emily T Fairbairn Roth IRA (7465812820)		809,062	$101,132.75
The Kingdom Trust Company, Custodian, FBO Malcolm P Fairbairn Roth IRA (9510281370)		809,061	$101,132.63

6.            Except for the changes expressly set forth herein, the parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Purchase Agreement shall hereafter continue in full force and effect in accordance with the terms thereof; provided, however, that if any term or provision of this Amendment shall conflict with or otherwise be inconsistent with any term or provision of the Purchase Agreement, the terms and provisions of this Amendment shall prevail.

7.            This Amendment shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of laws.

8.            This Amendment may be executed (by facsimile) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterparts of this Amendment may be delivered by electronic or facsimile transmission with the same effect as if delivered personally.

(Signature page follows.)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ENERGOUS CORPORATION

By:	/s/ Stephen R. Rizzone
STEPHEN R. RIZZONE
Chief Executive Officer

Ascend Legend Master Fund, Ltd.

By: /s/ Malcolm P. Fairbairn
Name: Malcolm P. Fairbairn
Title: Director

PURCHASERS:

The Kingdom Trust Company, Custodian, FBO Emily T Fairbairn Roth IRA (7465812820)

By:	/s/ Emily Fairbairn
Name:	Emily Fairbairn
Title:

Kingdom Trust Company, Custodian
FBO: Emily T. Fairbairn
/s/ Authorized Signatory

The Kingdom Trust Company, Custodian, FBO Malcolm P Fairbairn Roth IRA (9510281370)

By:	/s/ Malcolm Fairbairn
Name:	Malcolm Fairbairn
Title:

Kingdom Trust Company, Custodian
FBO: Malcolm Fairbairn
/s/ Authorized Signatory